UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 29, 2004

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   1-12351                      41-1849591
(State or other jurisdiction      (Commission                  (IRS Employer
       of incorporation)           File number)              Identification No.)


10900 Wayzata Boulevard, Minnetonka, Minnesota                     55305
  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   (952) 525-5020

                                 Not Applicable
         (Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.  Other Events

On November 29, 2004, Metris Companies Inc. announced that Metris Receivables, Inc., its wholly owned subsidiary, defeased the $600 million Series 2000-1 asset-backed securitization from the Metris Master Trust. That press release is furnished as Exhibit 99.1 to this report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   METRIS COMPANIES INC.


Dated:  November 30, 2004          By: /s/David D. Wesselink
                                       David D. Wesselink
                                       Chairman and CEO

                                  EXHIBIT INDEX

Exhibit No.  Description

99.1 On November 29, 2004, Metris Companies Inc. announced that Metris Receivables, Inc., its wholly owned subsidiary, defeased the $600 million Series 2000-1 asset-backed securitization from the Metris Master Trust.